Exhibit 10.2

SECOND AMENDMENT TO WARRANT AGREEMENT

June 15, 2023

This Second Amendment (the “Amendment”) to that certain Warrant Agreement, dated December 19, 2019 (as amended, the “Agreement”), between Trinity Place Holdings Inc., a Delaware corporation (together with its successors and assigns, the “Company”) and TPHS Lender LLC (together with its successors and assigns, the “Purchaser”) is made pursuant to Section 7.2 of the Agreement as of the date set forth above. Capitalized terms used herein but not otherwise defined shall have the meaning specified in the Agreement.

The parties hereby agree to amend, and hereby so amend, the reference to “7,179,000 shares of the Company’s Common Stock” in the first Recital of the Agreement to refer to “6,429,000 shares of the Company’s Common Stock” instead. Purchaser hereby agrees to promptly surrender to the Company for purposes of replacement Purchaser’s existing Warrant Certificate, dated December 19, 2019, as amended and restated as of December 22, 2020, and the Company hereby agrees to promptly deliver to Purchaser a new amended and restated version of the Warrant Certificate reflecting the new number of shares of the Company’s Common Stock issuable under the Warrants (as defined in the Warrant Agreement).

This Amendment supersedes any contrary or inconsistent provisions of the Agreement or any Warrant Certificates. As amended, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original. Execution copies may be exchanged by facsimile or other electronic means.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

COMPANY:

TRINITY PLACE HOLDINGS INC.

By:	/s/ Steven Kahn
Name: Steven Kahn
Title: Chief Financial Officer

PURCHASER:

TPHS LENDER LLC

By:	Midtown Acquisitions GP LLC, its Manager

By:	/s/ Joshua D. Morris
Name: Joshua D. Morris
Title: Manager

[Signature Page to Amendment to Warrant Agreement]

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE HEREBY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN WARRANT AGREEMENT, DATED AS OF DECEMBER 19, 2019, AS AMENDED, THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE. A COPY OF SUCH AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

WARRANT CERTIFICATE

TRINITY PLACE HOLDINGS INC.

Date: December 19, 2019

(as amended and restated as of June 15, 2023)

This Warrant Certificate certifies that TPHS Lender LLC, or its registered assigns, is the registered holder of Warrants entitling the owner thereof to purchase at any time on or after the date hereof and on or prior to the Expiration Time, 6,429,000 fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the “Common Stock”), of TRINITY PLACE HOLDINGS INC., a Delaware corporation (together with its successors and assigns, the “Company”), at a purchase price (subject to adjustment as provided in the Warrant Agreement (as defined below), the “Exercise Price”) of $4.31 per share of Common Stock upon presentation and surrender of this Warrant Certificate to the Company with a duly executed election to purchase and payment of the Exercise Price (including by withholding of shares of Common Stock), all in the manner set forth in the Warrant Agreement (as defined below). The Denomination of each Warrant and the Exercise Price are the Denomination and the Exercise Price as of the date hereof, and are subject to adjustment as referred to below.

The Warrants are issued pursuant to a Warrant Agreement (as it may from time to time be amended or supplemented, the “Warrant Agreement”), dated as of December 19, 2019, among the Company and TPHS Lender LLC, and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificates. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement. In the event of any conflict between this Warrant Certificate and the Warrant Agreement, the Warrant Agreement shall control and govern.

As provided in the Warrant Agreement, the Exercise Price and the Denomination evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. Except as otherwise set forth in, and subject to, the Warrant Agreement, the Expiration Time of this Warrant Certificate is as set forth in the Warrant Agreement.

Subject to the limitations set forth in the Warrant Agreement, this Warrant Certificate shall be exercisable, at the election of the holder, at any time on or after the date hereof and on or prior to the Expiration Time either as an entirety or in part from time to time. If this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the Denomination not exercised. This Warrant Certificate, with or without other Warrant Certificates, upon surrender in the manner set forth in the Warrant Agreement and subject to the conditions set forth in the Warrant Agreement, may be transferred or exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants entitling the holder to a like Denomination as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase.

No holder of this Warrant Certificate shall be entitled to vote or receive distributions or be deemed for any purpose the holder of shares of Common Stock or of any other Securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock at any meeting thereof, or to give or withhold consent to any corporate action of the Company (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

In the event of any inconsistency between this Warrant Certificate and the Warrant Agreement, the terms of the Warrant Agreement shall govern.

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF TO THE EXTENT THAT ANY SUCH RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW SPECIFICALLY AND MANDATORILY APPLIES.

[Signature Page Follows]

WITNESS the signature of a proper officer of the Company as of the date first above written.

TRINITY PLACE HOLDINGS INC.

By:	/s/ Steven Kahn
Name: Steven Kahn
Title: Chief Financial Officer

[Signature Page to Warrant Certificate]